UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Renovaro Biosciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067

(Address of principal executive offices)

+1(305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ENOB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 28, 2023, Renovaro Biosciences Inc. (NASDAQ: RENB) (“Renovaro”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with GEDi Cube Intl Ltd., a private company formed under the laws of England and Wales (“GEDi Cube”). Upon the terms and subject to the conditions set forth in the Purchase Agreement, Renovaro will acquire 100% of the equity interests of GEDi Cube from its equity holders (the “Sellers”) and GEDi Cube will become a wholly-owned subsidiary of Renovaro (the “Transaction”). On September 28, 2023, the board of directors of Renovaro, and the board of managers of GEDi Cube unanimously approved the Purchase Agreement.

At the effective time of the Transaction (the “Effective Time”), each ordinary share of GEDi Cube (each, a “GEDi Cube Share”) issued and outstanding as of immediately prior to the Effective Time will be exchanged for (i) shares of common stock of Renovaro, par value $0.0001 (the “Renovaro Shares”) such that the total number of Renovaro Shares issued to the holders of GEDi Cube Shares shall equal 50% of the total number of Renovaro Shares outstanding as of the Effective Time, subject to certain adjustments (the “Closing Consideration”) and (ii) earn-out Renovaro Shares to be issued pro rata to the Sellers upon the exercise or conversion of any of Renovaro’s derivative securities (subject to certain exceptions) which are outstanding at the Effective Time (the “Earnout Shares”).

Each of Renovaro and GEDi Cube has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative acquisition proposals.

The completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including: (i) adoption of the Purchase Agreement by holders of all of the outstanding GEDi Cube Shares, (ii) approval of the issuance of Renovaro Shares in connection with the Transaction by a majority of the votes cast at the shareholder meeting of Renovaro, (iii) absence of any court order or regulatory injunction prohibiting completion of the Transaction, (iv) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (v) the authorization for listing of Renovaro Shares to be issued in the Transaction on the Nasdaq, (vi) compliance by the other party in all material respects with its covenants, and (vii) the entry by the parties into a registration rights agreement, to become effective as of the Effective Time, pursuant to which Renvoaro will provide registration rights to the Sellers with respect to (a) the Renovaro Shares issued to the Sellers as Closing Consideration at the Effective Time and (b) any Earnout Shares that they receive after the Closing.

Renovaro and GEDi Cube have each made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of Renovaro’s and GEDi Cube’s business between the date of the signing of the Purchase Agreement and the closing date of the Transaction and (ii) the efforts of the parties to cause the Transaction to be completed.

The Purchase Agreement contains certain termination rights for both Renovaro and GEDi Cube.

The Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about Renovaro, GEDi Cube or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Renovaro, GEDi Cube or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Renovaro’s public disclosures.

Item 3.02. Unregistered Shares of Equity Securities.

Pursuant to the Purchase Agreement described above in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, Renovaro has agreed to deliver the Renovaro Shares to the holders of GEDi Shares at the closing of the Transaction, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement. The issuance of the Renovaro Shares by Renovaro to the holders of GEDi Cube Shares will be made pursuant to the exemption from registration provided by Section 4(a)(2) and Regulation S of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On September 29, 2023, Renovaro issued a release announcing the entry into the Purchase Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Renovaro or GEDi Cube expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed Transaction, the expected closing of the proposed Transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance. Information adjusted for the proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that cost savings, synergies and growth from the proposed Transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Renovaro may not approve the issuance of new shares of Renovaro common stock in the proposed Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Transaction Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the stock purchase agreement relating to the proposed Transaction; the risk that changes in Renovaro’s capital structure and governance could have adverse effects on the market value of its securities and its ability to access the capital markets; the ability of Renovaro to retain its Nasdaq listing; the ability of GEDi Cube to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on GEDi Cube’s operating results and business generally; the risk the proposed Transaction could distract management from ongoing business operations or cause Renovaro and/or GEDi Cube to incur substantial costs; the risk that GEDi Cube may be unable to reduce expenses; the impact of the COVID-19 pandemic, any related economic downturn; the risk of changes in regulations effecting the healthcare industry; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Renovaro’s or GEDi Cube’s control, including those detailed in Renovaro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Renovaro’s website at www.renovarobio.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that Renovaro and GEDi Cube believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Renovaro nor GEDi Cube undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Merger Will Be Filed with the SEC and Where to Find It

In connection with the proposed Transaction, Renovaro intends to file a proxy statement (the “proxy statement”), and will file other documents regarding the proposed Transaction with the SEC. INVESTORS AND SECURITYHOLDERS OF RENOVARO ARE URGED TO CAREFULLY AND THOROUGHLY READ, WHEN THEY BECOME AVAILABLE, THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY RENOVARO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENOVARO, GEDI CUBE AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Once complete, a definitive proxy statement will be mailed to stockholders of Renovaro. Investors will be able to obtain free copies of the proxy statement, as may be amended from time to time, and other relevant documents filed by Renovaro with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Renovaro, including the proxy statement (when it becomes available), will be available free of charge from Renovaro’s website at www.renovarobio.com under the “Financials” tab.

Participants in the Solicitation

Renovaro and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Renovaro in connection with the proposed Transaction. Information about Renovaro’s directors and executive officers is set forth in Renovaro’s definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on May 16, 2023, and the proxy statement (when it becomes available). Other information regarding the interests of such individuals, as well as information regarding other persons who may be deemed participants in the proposed Transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders of Renovaro, potential investors, and other readers should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01. Financial Statements and Exhibits

2.1*	Stock Purchase Agreement, dated as of September 28, 2023, by and among Renovaro Biosciences Inc., GEDi Cube Intl Ltd., Yalla Yalla Ltd., in its capacity as Sellers’ Representative, and the Sellers party thereto

99.1	Press Release, dated September 29, 2023, issued by Renovaro

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Renovaro agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO BIOSCIENCES, INC.

By:	/s/ Luisa Puche
Name: Luisa Puche
Title: Chief Financial Officer

Date: September 29, 2023